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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 29, 2004


                    COMMERCIAL NATIONAL FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

                                    MICHIGAN
                 (State or other jurisdiction of incorporation)



        0-17000                               38-2799780
 (Commission File Number)                     (IRS Employer Identification No.)



            101 North Pine River Street, Ithaca, Michigan    48847
               (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code: (989) 875-4144

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 2.02      RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        On November 29, 2004 the registrant issued a news release to announce the results of operations for the quarter ending September 30, 2004. The news release is attached hereto as Exhibit 99 and is incorporated by reference.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

      (c)  Exhibits.

        The following exhibits are filed as part of this report:

        Exhibit 99 Press release announcing third quarter earnings dated November 29, 2004

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 29, 2004       COMMERCIAL NATIONAL FINANCIAL CORPORATION


                                By:  /s/ Jeffrey S. Barker
                                     -------------------------------------------
                                    Jeffrey S. Barker, President and Chief
                                    Executive Officer




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                                  EXHIBIT INDEX

Exhibit Number   Description


Exhibit 99       Press release announcing third quarter earnings dated November
                 29, 2004